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                                                                    EXHIBIT 99.1





    CERTIFICATION OF PERIODIC FINANCIAL REPORT FILED WITH THE SECURITIES AND
                 EXCHANGE COMMISSION BY CHIEF EXECUTIVE OFFICER



I, Frank S. Hermance, Chairman and Chief Executive Officer of AMETEK, Inc. (the "Company") certify that:

(a) the Company's report on Form 10-Q for the second quarterly period ended June 30, 2002 (the "Report") fully complies with Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.








/S/ Frank S. Hermance
------------------------
Frank S. Hermance
Chairman and Chief Executive Officer
AMETEK, Inc.



Date: August 9, 2002